VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC)
Portfolio of Investments – December 31, 2024 (Unaudited)

Shares		Value
Private Investment Funds(a) - 79.9%
	Diversified – 79.9%
3,394	AEW Core Property (U.S.), LP	$ 3,518,012
—	AEW Value Investors US LP(b)(c)	46,853,021
48,948,480	CBRE U.S. Core Partners LP	78,389,972
155,048,263	CBRE U.S. Logistics Partners LP(b)	208,490,482
50,132	Clarion Gables Multifamily Trust LP	70,061,375
113,807	Clarion Lion Properties Fund LP	168,568,334
72,879	GI Partners ETS Fund(b)	82,340,000
66,554	Harrison Street Core Property Fund LP	94,759,356
90,299	Heitman America Real Estate Trust LP	111,177,217
72,230	Heitman Core Real Estate Debt Income Trust LP	57,164,283
47,911	Hines European Property Partners(b)	71,337,018
839	Invesco Core Real Estate USA LP	146,880,798
492,050	Invesco Real Estate Asia Fund	54,968,914
101,890	RREEF America II LP	12,723,658
—	Sagard Real Estate - US Property Fund(b)(d)	104,083,850
19,886	TA Realty Core Property Fund, LP	25,384,785
2,021	Trumbull Property Fund LP	17,521,934
929	Trumbull Property Income Fund, LP	11,141,633
—	US Government Building Open-End Feeder, LP(e)	43,499,585
—	USGBF Alpha Feeder LP(f)(g)	28,546,110
58,814	Walton Street Real Estate Core-Plus Fund, LP(b)	66,375,551

	Total Private Investment Funds	1,503,785,888
	(Cost $1,477,388,133)
Common Stocks - 16.4%
	Apartments/Single Family Residential – 3.4%
206,761	American Homes 4 Rent, Class A Shares, REIT	7,736,997
39,651	AvalonBay Communities, Inc., REIT	8,722,030
75,697	Camden Property Trust, REIT	8,783,880
223	Comforia Residential REIT, Inc. (Japan)	393,526
617	Daiwa House REIT Investment Corp. (Japan)	908,768
179,839	Equity Residential, REIT	12,905,247
8,009	Essex Property Trust, Inc., REIT	2,286,089
3,634	Invincible Investment Corp., REIT (Japan)	1,522,949
402,115	Invitation Homes, Inc., REIT	12,855,616
123	Nippon Accommodations Fund, Inc., REIT (Japan)	459,144
158,655	UDR, Inc., REIT	6,887,213
100,881	UNITE Group, PLC (The), REIT (United Kingdom)	1,020,746
		64,482,205
	Diversified – 3.4%
6,878	American Tower Corp., REIT	1,261,494
191,280	Broadstone Net Lease, Inc., REIT	3,033,701
493,580	Cromwell European Real Estate Investment Trust, REIT (Singapore)	807,117
902,411	Digital Core REIT Management Pte, Ltd. (Singapore)	523,818
50,994	Digital Realty Trust, Inc., REIT	9,042,766
25,378	Equinix, Inc., REIT	23,928,662
89,655	Gaming and Leisure Properties, Inc., REIT	4,317,785
645,800	Keppel DC REIT (Singapore)	1,029,556
377,692	Mercialys SA, REIT (France)	3,961,211
157,049	Merlin Properties Socimi SA, REIT (Spain)	1,655,296
961,104	Mirvac Group, REIT (Australia)	1,111,522
2,091	Sekisui House Reit, Inc. (Japan)	1,025,544
838,312	Stockland, REIT (Australia)	2,486,476
318,292	VICI Properties, Inc., REIT	9,297,309
		63,482,257
	Health Care – 2.9%
209,829	American Healthcare REIT, Inc.	5,963,340
Shares		Value

	Health Care - (continued)
66,600	Chartwell Retirement Residences (Canada)	$ 698,687
526,607	Healthpeak Properties, Inc., REIT	10,674,324
14,111	National Health Investors, Inc., REIT	977,892
311,563	Sabra Health Care REIT, Inc.	5,396,271
346,578	Ventas, Inc., REIT	20,409,979
78,266	Welltower, Inc., REIT	9,863,864
		53,984,357
	Hotels – 0.4%
361,747	Host Hotels & Resorts, Inc., REIT	6,337,808
2,234	Japan Hotel REIT Investment Corp. (Japan)	998,462
		7,336,270
	Office Properties – 0.2%
33,335	Alexandria Real Estate Equities, Inc., REIT	3,251,829
35,600	Allied Properties Real Estate Investment Trust, REIT (Canada)	424,738
		3,676,567
	Real Estate Operation/Development – 0.6%
487,000	Hongkong Land Holdings, Ltd. (Hong Kong)	2,168,556
291,300	Mitsui Fudosan Co., Ltd. (Japan)	2,329,622
852,447	Qualitas Real Estate Income Fund (Australia)	883,767
739,873	Qualitas, Ltd. (Australia)	1,249,143
541,793	RAM Essential Services Property Fund (Australia)	199,529
44,000	Sumitomo Realty & Development Co., Ltd. (Japan)	1,368,347
111,135	Vonovia SE (Germany)	3,383,270
		11,582,234
	Regional Malls – 0.5%
67,483	Klepierre SA, REIT (France)	1,943,477
141,395	Macerich Co. (The), REIT	2,816,588
27,155	Simon Property Group, Inc., REIT	4,676,363
		9,436,428
	Residential – 0.3%
53,531	Sun Communities, Inc., REIT	6,582,707
	Shopping Centers – 1.4%
69,331	Federal Realty Investment Trust, REIT	7,761,605
268,860	Kimco Realty Corp., REIT	6,299,390
351,974	Kite Realty Group Trust, REIT	8,883,824
301,018	Link, REIT (Hong Kong)	1,265,935
27,971	Regency Centers Corp., REIT	2,067,896
		26,278,650
	Storage – 1.0%
55,026	Big Yellow Group, PLC, REIT (United Kingdom)	661,694
120,785	CubeSmart, REIT	5,175,637
31,931	Extra Space Storage, Inc., REIT	4,776,878
21,662	Public Storage, REIT	6,486,469
103,692	Safestore Holdings PLC, REIT (United Kingdom)	834,333
		17,935,011
	Warehouse/Industrial – 2.3%
98,445	Americold Realty Trust, Inc., REIT	2,106,723
268,454	Centuria Industrial, REIT (Australia)	467,290
646	CRE Logistics, Inc., REIT (Japan)	564,252
73,900	Dream Industrial Real Estate Investment Trust, REIT (Canada)	607,158
151,000	ESR Kendall Square, REIT, Co., Ltd. (South Korea)	434,618
81,500	First Industrial Realty Trust, Inc., REIT	4,085,595
167,275	Goodman Group, REIT (Australia)	3,677,032
19,633	Lineage, Inc., REIT	1,149,905
493,900	Mapletree Industrial Trust, REIT (Singapore)	798,478

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC)
Portfolio of Investments – December 31, 2024 (Unaudited) (continued)

Shares		Value

	Warehouse/Industrial - (continued)
275	Mitsubishi Estate Logistics Investment Corp., REIT (Japan)	$ 605,099
259,100	Nexus Industrial, REIT (Canada)	1,386,120
26,867	Plymouth Industrial REIT, Inc., REIT	478,233
197,498	Prologis, Inc., REIT	20,875,539
100,640	Rexford Industrial Realty, Inc., REIT	3,890,742
201,060	Segro, PLC, REIT (United Kingdom)	1,763,511
339,573	Tritax Big Box REIT, PLC (United Kingdom)	564,718
		43,455,013

	Total Common Stocks	308,231,699
	(Cost $285,809,578)
Preferred Stocks - 1.3%
	Apartments/Single Family Residential – 0.1%
	American Homes 4 Rent, REIT,
17,300	Series G, 5.88%	410,010
34,239	Series H, 6.25%	836,116
		1,246,126
	Diversified – 0.1%
19,035	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	436,282
	Digital Realty Trust, Inc., REIT,
20,210	Series J, 5.25%	453,714
19,475	Series L, 5.20%	413,065
		1,303,061
	Hotels – 0.3%
65,300	Chatham Lodging Trust, REIT, Series A, 6.63%	1,479,045
58,185	DiamondRock Hospitality Co., REIT, 8.25%	1,492,445
	Pebblebrook Hotel Trust, REIT,
58,390	Series G, 6.38%	1,153,202
41,305	Series H, 5.70%	764,143
	Sunstone Hotel Investors, Inc., REIT,
15,575	Series H, 6.13%	348,724
45,590	Series I, 5.70%	982,465
		6,220,024
	Office Properties – 0.3%
103	Highwoods Properties, Inc., REIT, Series A, 8.63%	107,284
59,338	SL Green Realty Corp., REIT, Series I, 6.50%	1,405,717
	Vornado Realty Trust, REIT,
19,205	Series L, 5.40%	336,472
90,129	Series M, 5.25%	1,548,416
27,555	Series N, 5.25%	495,163
95,451	Series O, 4.45%	1,508,126
		5,401,178
	Shopping Centers – 0.3%
17,550	Kimco Realty Corp., REIT, Series N, 7.25%	1,057,344
	Regency Centers Corp., REIT,
80,806	Series A, 6.25%	1,843,993
60,443	Series B, 5.88%	1,358,154
	Saul Centers, Inc., REIT,
8,400	Series D, 6.13%	179,419
28,408	Series E, 6.00%	613,897
		5,052,807
	Storage – 0.2%
12,655	National Storage Affiliates Trust, REIT, Series A, 6.00%	270,058
	Public Storage, REIT,
17,980	Series G, 5.05%	389,626
96,941	Series H, 5.60%	2,253,878
Shares		Value

	Storage - (continued)
9,855	Series J, 4.70%	$ 193,651
39,775	Series P, 4.00%	671,800
		3,779,013
	Telecommunications – 0.0%
	DigitalBridge Group, Inc.,
22,905	Series I, 7.15%	562,318
17,000	Series J, 7.13%	422,110
		984,428
	Warehouse/Industrial – 0.0%
45,250	Rexford Industrial Realty, Inc., REIT, Series C, 5.63%	999,120

	Total Preferred Stocks	24,985,757
	(Cost $27,530,914)
Short-Term Investment - 2.0%
37,839,970	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 4.38%	37,839,970
	(Cost $37,839,970)
	Total Investments - 99.6%	1,874,843,314
	(Cost $1,828,568,595)
	Other Assets net of Liabilities - 0.4%	7,804,005
	Net Assets - 100.0%	$1,882,647,319

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 24.6% of this Fund.
(d)	Partnership is not designated in units. The Fund owns approximately 8.7% of this Fund.
(e)	Partnership is not designated in units. The Fund owns approximately 1.7% of this Fund.
(f)	Partnership is not designated in units. The Fund owns approximately 38.2% of this Fund.
(g)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
Portfolio Abbreviations:
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC)
Portfolio of Investments – December 31, 2024 (Unaudited) (concluded)

Industry	% of Net Assets
Diversified	83.4%
Apartments/Single Family Residential	3.5%
Health Care	2.9%
Warehouse/Industrial	2.3%
Short-Term Investment	2.0%
Shopping Centers	1.7%
Storage	1.2%
Hotels	0.7%
Real Estate Operation/Development	0.6%
Regional Malls	0.5%
Office Properties	0.5%
Residential	0.3%
Telecommunications	0.0%
Other Assets net of Liabilities	0.4%
Total	100.0%
See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC) Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited)

Securities Valuation - The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing Net Asset Value ("NAV").
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds -  The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.
Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.
In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.
If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.
The December 31, 2024 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its December 31, 2024 NAV calculation.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC) Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of December 31, 2024 is as follows:
	Total Fair Value at 12/31/2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$308,231,699	$266,248,189	$41,983,510	$—
Preferred Stocks*	24,985,757	23,821,129	1,164,628	—
Short-Term Investment	37,839,970	37,839,970	—	—
Subtotal	$371,057,426	$327,909,288	$43,148,138	$—
Private Investment Funds (held at NAV)*	1,503,785,888
Total	$1,874,843,314
*	See Portfolio of Investments for industry breakout.
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.
General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC) Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of December 31, 2024, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AEW Core Property (U.S.), LP	7/2/2013	3,394	—	$3,128	$3,518	$—	0.2%
AEW Value Investors US LP	8/17/2017	—	24.6%	44,068	46,853	—	2.5%
CBRE U.S. Core Partners LP	3/29/2018	48,948,480	—	68,087	78,390	—	4.2%
CBRE U.S. Logistics Partners LP	3/31/2022	155,048,263	—	200,060	208,490	—	11.1%
Clarion Gables Multifamily Trust LP	3/4/2019	50,132	—	65,010	70,061	—	3.7%
Clarion Lion Properties Fund LP	7/1/2013	113,807	—	154,285	168,568	—	9.0%
GI Partners ETS Fund	9/24/2021	72,879	—	83,414	82,340	16,861	4.4%
Harrison Street Core Property Fund LP	8/13/2014	66,554	—	92,208	94,759	—	5.0%
Heitman America Real Estate Trust LP	12/2/2014	90,299	—	109,218	111,177	—	5.9%
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	72,230	—	72,988	57,164	—	3.0%
Hines European Property Partners	11/3/2022	47,911	—	63,549	71,337	90,228	3.8%
Invesco Core Real Estate USA LP	12/31/2013	839	—	144,987	146,881	—	7.8%
Invesco Real Estate Asia Fund	9/30/2014	492,050	—	60,434	54,969	—	2.9%
RREEF America II LP	9/30/2013	101,890	—	11,940	12,724	—	0.7%
Sagard Real Estate - US Property Fund	12/30/2019	—	8.7%	102,792	104,084	—	5.5%
TA Realty Core Property Fund, LP	1/3/2022	19,886	—	30,122	25,385	—	1.4%
Trumbull Property Fund LP	9/30/2013	2,021	—	21,790	17,522	—	0.9%
Trumbull Property Income Fund, LP	4/1/2016	929	—	11,498	11,142	—	0.6%
US Government Building Open-End Feeder, LP	5/1/2014	—	1.7%	35,080	43,500	—	2.3%
USGBF Alpha Feeder LP	10/1/2021	—	38.2%	30,037	28,546	—	1.5%
Walton Street Real Estate Core-Plus Fund, LP	10/1/2021	58,814	—	72,693	66,376	27,006	3.5%
Total				$1,477,388	$1,503,786	$134,095	79.9%
(a)	The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail, office and other property types.
(b)	Initial acquisition date as shares are purchased at various dates.
(c)	Unfunded Commitments approximate their fair values.

VERSUS CAPITAL REAL ESTATE FUND LLC (formerly, Versus Capital Multi-Manager Real Estate Income Fund LLC) Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (concluded)

Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)
AEW Core Property (U.S.), LP	Partial			Quarterly
AEW Value Investors US LP	Full			Quarterly
CBRE U.S. Core Partners LP	Partial			Quarterly
CBRE U.S. Logistics Partners LP		Full	Initial contributions have a three-year lock-up.	Quarterly
Clarion Gables Multifamily Trust LP	Partial			Quarterly
Clarion Lion Properties Fund LP	Partial			Quarterly
GI Partners ETS Fund				Quarterly
Harrison Street Core Property Fund LP				Quarterly
Heitman America Real Estate Trust LP	Partial			Quarterly
Heitman Core Real Estate Debt Income Trust LP	Partial			Quarterly
Hines European Property Partners		Full	Initial contributions have a three-year lock-up.	Quarterly
Invesco Core Real Estate USA LP	Partial			Quarterly
Invesco Real Estate Asia Fund	Partial			Quarterly
RREEF America II LP	Full			Quarterly
Sagard Real Estate - US Property Fund	Partial			Quarterly
TA Realty Core Property Fund, LP	Partial			Quarterly
Trumbull Property Fund LP	Full			Quarterly
Trumbull Property Income Fund, LP	Full			Quarterly
US Government Building Open-End Feeder, LP				Quarterly
USGBF Alpha Feeder LP		Partial	Contributions have a two-year lock-up.	Quarterly
Walton Street Real Estate Core-Plus Fund, LP		Partial	Contributions have a two-year lock-up.	Quarterly
(a)	The Fund submitted a partial redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.
(b)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.